Exhibit 10.4

EXECUTION COPY

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 6, 2006, is entered into among HEALTH NET, INC., a Delaware corporation (the “Borrower”), the Lenders and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement described below.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders party thereto, and the Administrative Agent entered into that certain Credit Agreement dated as of June 30, 2004, as amended by that certain First Amendment to Credit Agreement dated as of March 2, 2005, as amended by that certain Second Amendment to Credit Agreement dated as of August 8, 2005, as amended by that certain Third Amendment to Credit Agreement dated as of March 1, 2006, as amended by that certain Fourth Amendment and Consent to Credit Agreement dated as of June 23, 2006 (the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as hereinafter set forth; and

WHEREAS, the Required Lenders have agreed to such modifications on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART 1

DEFINITIONS

SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Amendment No. 5 Effective Date” is defined in Subpart 3.1.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2

AMENDMENT TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 5 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2.

SUBPART 2.1 Amendment to Section 1.01. The definition of “Specified Share Repurchase” found in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“Specified Share Repurchase” means that certain redemption, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of the Borrower in an amount not to exceed $500,000,000.

PART 3

CONDITIONS TO EFFECTIVENESS

SUBPART 3.1 Amendment No. 5 Effective Date. This Amendment shall be and become effective as of the date hereof (the “Amendment No. 5 Effective Date”) when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “Amendment”.

SUBPART 3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Required Lenders and the Administrative Agent.

SUBPART 3.3 Fees and Expenses. The Administrative Agent shall have received all out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including without limitation the fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent to the extent the Borrower has received an invoice prior to the Amendment No. 5 Effective Date).

PART 4

MISCELLANEOUS

SUBPART 4.1 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Existing Credit Agreement and (b) the representations and warranties set forth in Article V of the Existing Credit Agreement (i) that contain a materiality qualification are true and correct on and as of the date hereof, subject to the limitations set forth therein, as if made on and as of such date (except to the extent such representations and warranties expressly relate to another date in which case such representations and warranties shall be true and correct as of such date) and (ii) that do not contain a materiality qualification are true and correct in all material respects on and as of the date hereof, subject to the limitations set forth therein, as if made on and as of such date (except to the extent such representations and warranties expressly relate to another date in which case such representations and warranties shall be true and correct in all material respects as of such date).

SUBPART 4.2 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.3 Instrument Pursuant to Existing Credit Agreement. This Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 4.4 References in Other Loan Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment.

SUBPART 4.5 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

SUBPART 4.7 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.8 General. Except as amended hereby, the Existing Credit Agreement and all other credit documents shall continue in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Credit Agreement as of the date first above written.

BORROWER:	HEALTH NET, INC.,
a Delaware corporation

	By:	/s/ Wisdom Lu
	Name:	Wisdom Lu
	Title:	Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Aamir Saleem
	Name:	Aamir Saleem
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender as a Lender

	By:	/s/ Joseph L Corah
	Name:	Joseph L. Corah
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Dawn Lee Lum
Name:	Dawn Lee Lum
Title:	Vice President

CITICORP USA, INC.

By:	/s/ Peter C. Bickford
Name:	Peter C. Bickford
Title:	Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ V.H. Gibson
Name:	V.H. Gibson
Title:	Assistant Agent

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Philip M. Roesner
Name:	Philip M. Roesner
Title:	Vice President

THE BANK OF NEW YORK

By:	/s/ Jonathan Rollins
Name:	Jonathan Rollins, CFA
Title:	Vice President

UBS LOAN FINANCE, LLC

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

NATIONAL CITY BANK

By:	/s/ Gustavus A. Bahr
Name:	Gustavus A. Bahr
Title:	Vice President